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                                                                   EXHIBIT 23.1
              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors of The Rouse Company:

  We consent to the use of our reports included herein and to the reference to our firm under the headings "Selected Financial Data of Rouse" and "Experts" in the Proxy Statement/Prospectus.


                                                /s/KPMG Peat Marwick LLP
                                          _____________________________________
                                                  KPMG PEAT MARWICK LLP

Baltimore, Maryland

May 14, 1996